UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2015

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32563 (Commission File Number)	23-2956944 (IRS Employer Identification Number)

4826 Hunt Street Pryor, Oklahoma 74361 (Address of Principal Executive Offices)
(918) 825-0616 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 28, 2015, Orchids Paper Products Company (the “Company” or “Registrant”) and U.S. Bank National Association (“US Bank”) entered into an Amended and Restated Credit Agreement (the “Amendment”) to amend certain terms of the Credit Agreement dated as of June 3, 2014 (the “Credit Agreement”), between the Company and US Bank.  The following terms of the Credit Agreement were among those amended by the Amendment:

●	The amount of borrowing capacity under the credit facility was increased from $75 million to $115 million, with the addition of a $40 million delayed draw facility.
●	The draw facility expires on August 31, 2015.
●	Advances under the draw facility must be used solely to finance the purchase and installation of new equipment and construction at the Company’s Barnwell, South Carolina facility.

The Amendment represents interim financing to allow the Company to begin construction of its Barnwell facility. Management expects this interim draw facility to be refinanced as part of a larger credit facility prior to its expiration on August 31, 2015.

The foregoing is not a complete summary of the Amendment and is qualified in its entirety by reference to the full text of the Amendment which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

This Form 8-K contains forward-looking statements. These statements relate to future events or future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential", “will” or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. These statements are only predictions.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.  See the Exhibit Index which is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: May 4, 2015	By:	/s/ Keith R. Schroeder
Keith R. Schroeder
Chief Financial Officer

Exhibit Index

Exhibit	Description
10.1	Amended and Restated Credit Agreement, dated as of April 28, 2015, among the Registrant and U.S. Bank National Association

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